EXHIBIT 10.4

SIXTH AMENDMENT TO CREDIT AGREEMENT
This SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 4, 2017 (this "Amendment"), modifies that certain Credit Agreement, dated as of December 11, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among EMERGENT BIOSOLUTIONS INC., a Delaware corporation (the "Borrower"), each Domestic Subsidiary of the Borrower from time to time party thereto as a Guarantor, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.  Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the Administrative Agent and each of the undersigned Lenders are prepared to amend the Credit Agreement, in each case, on the terms, subject to the conditions and in reliance on the representations set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements contained here, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendment to Credit Agreement.

(a) Section 1.01 (Defined Terms) is hereby amended by restating the following definitions contained in such Section in its entirety as follows:

"L/C Issuer" means each of (a) Bank of America, N.A., or any successor issuer thereof, (b) JPMorgan Chase Bank, N.A. or any successor issuer thereof ("JPM"), (c) PNC Bank, National Association, or any successor issuer thereof ("PNC"), (d) such other Lender selected by the Borrower pursuant to Section 2.03(n) from time to time to issue Letters of Credit (provided that no Lender shall be required to become an L/C Issuer pursuant to this subclause (d) without such Lender's consent), or any successor issuer thereof or (e) any Lender selected by the Borrower (with the prior consent of the Administrative Agent) to replace a Lender who is a Defaulting Lender at the time of such Lender's appointment as an L/C Issuer (provided that no Lender shall be required to become an L/C Issuer pursuant to this subclause (e) without such Lender's consent), or any successor issuer thereof, in each case, in their respective capacities as an issuer of Letters of Credit hereunder.  References herein to "L/C Issuer" or "the L/C Issuer" shall mean, as applicable, and as the context may require (as reasonably determined by Administrative Agent), each L/C Issuer, each applicable or relevant L/C Issuer with respect to any Letter of Credit and/or all L/C Issuers with respect to all Letters of Credit.

(b) Section 1.01 (Defined Terms) is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

"L/C Issuer Sublimits" means, as of the Closing Date, (i) $8,333,333, in the case of Bank of America, (ii) $8,333,333, in the case of JPM, (iii) $8,333,333, in the case of PNC, and (iv) such amount as shall be designated to the Administrative Agent and the Borrower in writing by an L/C Issuer; provided that any L/C Issuer shall be permitted at any time to increase its L/C Issuer Sublimit upon providing five (5) days' prior written notice thereof to the Administrative Agent and the Borrower to an amount not exceeding the Letter of Credit Sublimit.

"Letter of Credit Report" means a certificate in substantially a form approved by the Administrative Agent.

"Notice of Additional L/C Issuer" means a certificate substantially in a form approved by the Administrative Agent.

(a) Section 2.03(a)(i) (The Letter of Credit Commitment) is hereby amended by inserting the following sentence at the end of such Section 2.03(a)(i):

Notwithstanding the foregoing or anything to the contrary contained herein, no L/C Issuer shall be obligated to issue. amend or extend any Letter of Credit if, immediately after giving effect thereto, the outstanding L/C Obligations in respect of all Letters of Credit issued by such L/C Issuer would exceed such Person's L/C Issuer Sublimit.

(b) Section 2.03 (Letters of Credit) is hereby amended by inserting the following new subsections (n) and (o) in the appropriate alphabetical order:

(n) L/C Issuer Reports to the Administrative Agent.  Unless otherwise agreed by the Administrative Agent, each L/C Issuer (other than Bank of America, N.A.) shall, in addition to its notification obligations set forth elsewhere in this Section, provide the Administrative Agent a Letter of Credit Report, as set forth below:

(i) reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed);

(ii) on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;

(iii) on any Business Day on which the Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment;

(iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and

(v) for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer.

(o) Additional L/C Issuers.  Any Lender hereunder may become an L/C Issuer upon receipt by the Administrative Agent of a fully executed Notice of Additional L/C Issuer which shall be signed by the Borrower, the Administrative Agent and each L/C Issuer.
Section 2. New L/C Issuer.  By its signature below, each of JPM and PNC hereby acknowledges and agrees that, from and after the effectiveness of this Amendment,  each of JPM and PNC shall be an L/C Issuer under the Credit Agreement, with all rights and obligations of an L/C Issuer thereunder.
Section 3. Conditions Precedent.  This Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of the following conditions precedent:
(a) Documentation.  Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:
(i)	a fully-executed and effective Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and
(ii)	such additional documents, instruments and information as Administrative Agent may reasonably request in connection with the transactions contemplated hereby.
(b) No Default.  On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.
Section 4. Representations and Warranties; Reaffirmation of Grant.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment: (a) all representations and warranties of the Borrower and each other Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights generally and subject to general principles of equity, and (d) the provisions of the Collateral Documents to which such Loan Party is a party are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject only to Liens permitted by Section 7.01 of the Credit Agreement) on all right, title and interest of the respective Loan Parties in the Collateral described therein and do and shall continue to secure the payment of all Obligations as set forth in such respective Collateral Documents.  Each Loan Party hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the benefit of the Secured Parties, as security for the payment and performance in full of the Obligations.

Section 5. Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 6. Amendment as Loan Document.  This Amendment constitutes a "Loan Document" under the Credit Agreement.  Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any representation, warranty, certification or statement of fact made by any Loan Party under or in connection with this Amendment shall have been incorrect or misleading in any material respect when made or deemed made.

Section 7. Costs and Expenses.  The Borrower shall pay not later than ten (10) Business Days after invoiced all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, in each case, in accordance with Section 10.04 of the Credit Agreement.

Section 8. Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9. Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement or under any other Loan Document (in each case, except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments, consents, or waivers or grant any amendments, consents or waivers under the same or similar or other circumstances in the future.

Section 11. Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor's Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor's Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
BORROWER:

EMERGENT BIOSOLUTIONS INC.

By: /s/ROBERT G. KRAMER
Name: Robert G. Kramer
Title: Chief Financial Officer and Treasurer

GUARANTORS:
EMERGENT BIODEFENSE OPERATIONS LANSING LLC

EMERGENT COMMERCIAL OPERATIONS FREDERICK INC.

EMERGENT INTERNATIONAL INC.

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.

EMERGENT EUROPE INC.

EMERGENT PROTECTIVE PRODUCTS USA INC.

EMERGENT VIROLOGY LLC

By: /s/ROBERT G. KRAMER
Name: Robert G. Kramer
Title: Treasurer

GUARANTORS (cont'd):

400 PROFESSIONAL LLC

By: /s/ROBERT G. KRAMER
Name: Robert G. Kramer
Title: Vice President

CANGENE BIOPHARMA LLC

By: /s/MICHAEL R. DARLING
Name: Michael R. Darling
Title: Treasurer

EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC

By: /s/ROBERT G. KRAMER
Name: Robert G. Kramer
Title: Executive Manager

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.

By: /s/ERIK M. TRUETTE
Name: Erik M. Truette
Title: Vice President

LENDERS:
BANK OF AMERICA, N.A., as a Lender, a L/C Issuer and Swing Line Lender

By: /s/LORI JOU EGAN
Name: Lori Jou Egan
Title: Senior Vice President

LENDERS (cont'd):
JPMORGAN CHASE BANK, N.A. as a Lender and a L/C Issuer

By: /s/ANTHONY GALEA
Name: Anthony Galea
Title: Executive Director

LENDERS (cont'd):
PNC BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By: /s/ERIC H. WILLIAMS
Name: Eric H. Williams
Title: Vice President